Exhibit 99.25

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[LOGO]	www.alliancecapital.com
October 26, 2005

Third-Quarter 2005 Review

Lewis A. Sanders	Gerald M. Lieberman
Chairman & Chief Executive Officer	President & Chief Operating Officer

Any forecasts or opinions in this material may not be realized. Information should not be construed as investment advice.

Introduction

The SEC adopted Regulation FD in October 2000. In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum.

Forward-Looking Statements

                Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance we achieve for our clients, general economic conditions, future acquisitions, competitive conditions and government regulations, including changes in tax rates. We caution readers to carefully consider such forward-looking statements in light of these factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we have no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Item I of Form 10-K for the year ended December 31, 2004. Any or all of the forward-looking statements that we make in Form 10-K, this news release, or any other public statements we issue may turn out to be wrong. Please remember that factors other than those listed in “Risk Factors” could also adversely affect our business, operating results, or financial condition.

                The forward-looking statements we make in this news release include statements regarding estimated earnings guidance for the remainder of 2005. The earnings guidance is based on a number of assumptions, including the following: continued net inflows of institutional client assets under management, continued good growth in the private client channel, and annualized capital market returns (in particular the impact on performance-related fees) for equity and fixed income assets of 8% and 5%, respectively, in the fourth quarter of 2005. Continued growth in the institutional and private client channels may be impaired by changes in competitive and securities market conditions and relative performance. Capital market performance is inherently unpredictable and, given this volatility, and the difficulty of predicting client asset inflows and outflows, these earnings estimates should not be relied on as predictions of actual earnings, but should be viewed as estimates based on assumptions, which may or may not be correct. There can be no assurance that we will be able to meet our targets for client returns or that, even if we do, it will result in increased profitability.

Alliance Capital — Third Quarter Highlights

•     Strong Global Equity Capital Markets

•      Very Competitive Investment Performance

•     Organic Growth Accelerated

•                  Improving Retail Net Flows

•                  Significant Fundings of Institutional Mandates

•                  Strong Net Flows in Private Client

•     Increased Market Share & Revenues in Institutional Research Services

•     Improved Financial Results

Market Performance - Non-U.S.

[CHART]

*12 months ending Sep 30, 2005

Source: MSCI

Market Performance - U.S.

[CHART]

*12 months ending Sep 30, 2005

Source: Frank Russell Company, Lehman Brothers, and Standard & Poor’s

Alliance Capital Relative Investment Performance

•                  Overall, investment returns for our institutional, retail and private clients were excellent, especially in our non-U.S. services

•     Growth Equities continue to outperform

•     Value returns remain quite good

•     Style Blend services continue to deliver excellent returns

•     Fixed Income returns were competitive

Changes in Assets Under Management
By Investment Service

Three Months Ended September 30, 2005

In $ Millions

	Value	Growth	Fixed	Index/
	Equity(1)	Equity(1)	Income	Structured	Total
Beginning of Period	$202,160	$122,841	$162,231	$28,721	$515,953

Sales/New accounts	9,665	8,433	5,075	113	23,286
Redemptions/Terminations	(2,906)	(4,324)	(3,142)	(410)	(10,782)
Cash flow	829	(1,278)	(376)	150	(675)
Unreinvested dividends	-	-	(273)	-	(273)
Net inflows (outflows)	7,588	2,831	1,284	(147)	11,556

Market appreciation (depreciation)	16,237	11,166	(690)	1,244	27,957
End Of Period	$225,985	$136,838	$162,825	$29,818	$555,466

% Total (end of period)	40.7%	24.6%	29.3%	5.4%	100.0%

% Change from beg of period	11.8%	11.4%	0.4%	3.8%	7.7%

(1) Include Value and Growth Equity components of Style Blend services

Changes In Assets Under Management
By Investment Service

Twelve Months Ended September 30, 2005

In $ Millions

	Value	Growth	Fixed	Index/
	Equity(2)	Equity(2)	Income	Structured	Total
Beginning of Period	$167,485	$113,403	$181,439	$27,132	$489,459

Sales/New accounts	33,014	23,636	25,510	574	82,734
Redemptions/Terminations	(12,348)	(17,797)	(19,097)	(2,131)	(51,373)
Cash flow	(200)	(4,354)	(723)	186	(5,091)
Unreinvested dividends	(2)	(2)	(1,040)	-	(1,044)
Net inflows (outflows)	20,464	1,483	4,650	(1,371)	25,226

Net cash management sales(1)	-	-	(28,891)	-	(28,891)
Market appreciation	38,036	21,952	5,627	4,057	69,672

End Of Period	$225,985	$136,838	$162,825	$29,818	$555,466

% Total (end of period)	40.7%	24.6%	29.3%	5.4%	100.0%

% Change from beg of period	34.9%	20.7%	-10.3%	9.9%	13.5%

(1) Primarily transfer of assets from sale of Cash Management Services

(2) Include Value and Growth Equity components of Style Blend services

Institutional Investment Management—
Third Quarter Highlights

•     Strong net inflows into Global and International services

•     Style Blend Equity services accounted for 25% of new mandates

•                  High level of fundings into global services resulted in lower pipeline; expect continued strong fundings in 4Q

	Ended September 30, 2005
(In $ Billions)	3 months	12 months

Beginning AUM	$317	$278

Net Flows	7	19

Market Appreciation	18	45

Ending AUM	$342	$342

% Total	61.6%	61.6%
% Change	8.1%	23.3%

Retail Asset Management—
Third Quarter Highlights

•                  Improved net flows; launched new mutual fund in Japan through a significant new distribution relationship

•     Continued very strong net inflows into Luxembourg-based funds

•     Target-date retirement funds launched in September

	Ended September 30, 2005
(In $ Billions)	3 months	12 months

Beginning AUM	$132	$153

Net Flows	2	-

Net Cash Management(1)	-	(29)

Market Appreciation	6	16

Ending AUM	$140	$140

% Total	25.3%	25.3%
% Change	6.3%	-8.1	%(2)

(1) Primarily transfer of assets from sale of Cash Management Services

(2) Equates to 13.5%, excluding Cash Management Services

Private Client Asset Management—
Third Quarter Highlights

•      Net flows accelerated

•      Financial Advisors up 7% to 255 since 2Q 05; 32% YTD

•      Current expansion plans remain on track

•                  Atlanta and Denver to open in 4Q 05; San Diego to open in 1Q 06

	Ended September 30, 2005
(In $ Billions)	3 months	12 months

Beginning AUM	$67	$59

Net Flows	2	6

Market Appreciation	4	8

Ending AUM	$73	$73

% Total	13.1%	13.1%
% Change	8.3%	23.4%

Institutional Research Services—
Third Quarter Highlights

•     Higher U.S. revenues driven by higher market share and volume; non-U.S. organic growth continues at a double-digit rate

•                  Market share gains result of research quality and success of portfolio and algorithmic trading products

•                  Increased market volumes

•                  Continued industry-wide pricing declines

•     Opened first U.S.-based regional sales office in Los Angeles in September

•     Best results in the history of firm in 2005 Institutional Investor All America poll

•                  Ranked #8 in league table; #7 in weighted results

Diversity in Breadth of Services

Growth	$555 Billion	Value
$137 Billion	at Sep 30, 2005	$226 Billion

[CHART]	[CHART]	[CHART]

Fixed Income	$461 Billion	Index/Structured
$163 Billion	at Sep 30, 2004(1)	$29 Billion (2)

[CHART]	[CHART]	[CHART]

(1) Excludes Cash Management Services

(2) Includes $2 billion of Fixed Income

Growth in Global Assets & Clients

[CHART]

Assets are categorized by country domicile of client accounts

(1) Excludes Cash Management Services

Style Blend Services Up 67%

$555 Billion at	$461 Billion at
September 30, 2005	September 30, 2004(1)

[Chart]	[Chart]

(1) Excludes Cash Management Services

Alliance Capital Third Quarter Revenues

In $ Millions

*In $ Billions

				Percent
	3Q 2005	3Q 2004		Change

Ending AUM*	$555	$489	(1)	13.5%		•	Market appreciation and positive flows across all channels, partly offset by sale of Cash Management Services

Average AUM*	$537	$482	(1)	11.4	%(2)

Revenues:

Advisory and Transaction Fees	$550	$499		10.3%

Distribution	95	109		-12.4%

Institutional Research Services	87	74		16.5%

Other	79	44		77.9%

Total	$811	$726		11.7%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand; AUM is rounded to the nearest million

(1) Includes Cash Management Services

(2) Equates to 18.6%, excluding Cash Management Services

Alliance Capital Third Quarter Advisory and
Transaction Fees

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change
By Fee Type:
Base Fees	$538	$470	14.6%	•	Increase in average AUM, new private client fee structure

Transaction Charges	4	25	-81.3%	•	New private client fee structure; increased use of ECNs

Performance Fees	8	4	85.3%
Total	$550	$499	10.3%
By Channel:
Institutional	$222	$181	22.7%	•	Increase in average AUM, partially offset by lower transaction fees & higher ECN usage

Retail	169	178	-4.6%	•	Decline reflects sale of CMS

Private Client	159	140	13.3%	•	Higher base fees from higher AUM, partially offset by lower transaction charges

Total	$550	$499	10.3%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

Alliance Capital Third Quarter Revenues

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change
Revenues:
Advisory and Transaction Fees	$550	$499	10.3%
Distribution	95	109	-12.4%
Institutional Research Services	87	74	16.5%
Other	79	44	77.9%
Total	$811	$726	11.7%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand.

Alliance Capital Third Quarter Net Distribution Activity

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change

Distribution Revenues	$95	$109	-12.4%	•	Lower distribution revenues and distribution plan payments primarily due to the sale of CMS

Distribution Expense:
Distribution Plan Payments	62	91	-31.2%
Amort of Def Sales Comm	32	43	-25.7%	•	Continuing decline in B-share assets
	94	134	-29.7%
Net Distribution Revenue/ (Expense)	$1	$(25)	N/M

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Third Quarter Revenues

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change
Revenues:

Advisory and Transaction Fees	$550	$499	10.3%

Distribution	95	109	-12.4%

Institutional Research Services	87	74	16.5%	•	Increase in U.S. volume and market share, partly offset by pricing declines

Other	79	44	77.9%

Total	$811	$726	11.7%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Third Quarter Other Revenues

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change

Shareholder Servicing Fees	$24	$28	-14.2%	•	Decline due to outsourcing and and decrease in accounts

Investment Gains & Losses	22	(1)	N/M	•	Unrealized mark-to-market gains on investments related to assets held in deferred compensation plans

Dividend & Interest, net	14	12	14.2%

Other, net	19	5	N/M	•	Gross proceeds from sale of India funds

Total	$79	$44	77.9%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Third Quarter Expenses

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change
Employee Comp & Benefits	$329	$261	25.8%
Promotion and Servicing	144	185	-21.9%
General & Administrative	96	107	-10.5%
Interest	6	6	—
Amortization of Intangibles	5	5	—
Total	$580	$564	2.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Third Quarter Compensation and Benefits

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change

Base Compensation	$87	$80	8.2%	•	Merit increases and additional headcount

Incentive Compensation	139	97	43.8%	•	Higher operating earnings and amortization of deferred compensation plans

Commissions	73	58	26.4%	•	New business across all channels

Fringes & Other	30	26	12.3%

Total	$329	$261	25.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Third Quarter Expenses

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change

Employee Comp & Benefits	$329	$261	25.8%
				•	Lower distribution plan payments mainly due to sale of CMS and lower DSC amortization
Promotion and Servicing	144	185	-21.9%

General & Administrative	96	107	-10.5%	•	Lower legal costs

Interest	6	6	—

Amortization of Intangibles	5	5	—

Total	$580	$564	2.8%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Capital Third Quarter Net Income

In $ Millions

			Percent
	3Q 2005	3Q 2004	Change

Revenues	$811	$726	11.7%

Expenses	580	564	2.8%

Income before Taxes	231	162	42.9%

Income Taxes	19	9	N/M	•	Higher effective rate due to increased earnings in non-U.S. corporate subsidiaries; gain on sale of India funds

Net Income	$212	$153	38.8%

Pre-Tax Margin*	28.5%	22.2%

*Pre-tax income as a percentage of revenues

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

Alliance Holding Financial Results

In $ Millions (except per unit amounts)

			Percent
	3Q 2005	3Q 2004	Change
Alliance Capital:
Net Income	$212	$153	38.8%
Weighted Average Equity Ownership Interest	31.7%	31.2%
Alliance Holding:
Equity in Earnings	$67	$48	41.0%
Income Taxes	6	6	12.2%
Net Income - Diluted	$61	$42	45.2%
Diluted Net Income Per Unit	$0.74	$0.52	42.3%
Distributions Per Unit	$0.74	$0.52	42.3%

NOTE: Percentages are calculated using revenues and expenses rounded to the nearest thousand

APPENDIX

Market Environment

			Annualized	Cumulative
	3Q 05	One Year	Three Years	Three Years
MSCI Emerging Markets	18.1	47.2	39.6	171.9
MSCI EAFE	10.4	25.8	24.6	93.5
MSCI World	7.0	18.9	20.4	74.6
Russell 1000 Growth	4.0	11.6	14.7	51.1
Russell 1000 Value	3.9	16.7	20.5	74.9
S&P 500	3.6	12.3	16.7	59.0
Lehman Aggregate Bond	(0.7)	2.8	4.0	12.3

Returns in % through September 30, 2005

Relative Performance: Institutional Value Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

	U.S.	U.S.			Emerging
	Strategic	Diversified	International	Global	Markets
	Value(2)	Value(2)	Value(3)	Value(4)	Value(5)
3Q 05	1.5	(0.2)	3.4	2.9	0.2
One Year	4.9	(1.9)	6.0	5.4	5.4
Three Years	4.6	(0.3)	6.8	5.4	9.6
Five Years	12.4	3.6	8.6	11.7	8.6
10 Years	1.7	—	—	3.2	—

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Russell 1000 Value

(3) vs. MSCI EAFE (Cap, UH)

(4) vs. MSCI World (Cap, UH)

(5) vs. MSCI Emerging Markets. Composite and benchmark data through 9/30/05. Performance is preliminary.

Relative Performance: Institutional Growth Equity (After Fees)(1)

Institutional Equity Composites vs. Benchmarks

						Global	Emerging
	Large Cap	U.S.	Mid Cap	Small Cap	Intl Lg Cap	Research	Markets
	Growth(2)	Growth(3)	Growth(4)	Growth(5)	Growth(6)	Growth(7)	Growth(8)
3Q 05	5.1	2.2	2.0	(0.1)	0.7	4.1	0.1
One Year	7.6	8.4	(3.1)	(1.5)	0.0	5.4	3.1
Three Years	(0.7)	4.0	7.6	(0.9)	2.3	2.4	5.0
Five Years	2.3	3.7	3.9	1.0	2.6	0.9	4.0
10 Years	2.0	2.4	—	6.8	3.6	3.1	—

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Russell 1000 Growth

(3) vs. Russell 3000 Growth

(4) vs. Russell Mid Cap Growth

(5) vs. Russell 2000 Growth

(6) vs. MSCI EAFE Growth (net)

(7) vs. MSCI World (net)

(8) vs. MSCI Emerging Markets Growth

Composite and benchmark data through 9/30/05. Performance is preliminary.

Relative Performance: Institutional Fixed Income (After Fees)(1)

Institutional Fixed Income Composites vs. Benchmarks

	Core	Core	Corp	High		Strategic Core
	Plus(2)	Mortgage(3)	Bonds(4)	Yield(5)	Global(6)	Plus(7)
3Q 05	0.3	0.0	0.0	(0.2)	0.3	0.5
One Year	0.6	(0.2)	0.1	0.1	1.0	0.9
Three Years	0.9	0.9	0.0	(2.6)	0.8	1.6
Five Years	(0.1)	0.4	0.3	(3.2)	0.3	—
10 Years	0.1	0.1	0.3	(0.8)	0.1	—

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) vs. Lehman U.S. Aggregate Unhedged

(3) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged

(4) vs. Custom Corporate Index

(5) vs. Custom High Yield Index

(6) vs. S&P/Citi World Gov USD unhedged (from 7/1/04 - present)/JPM Global Bond (to 6/30/04)

(7) vs 90% Lehman Universal Index/10% S&P/Citigroup Non-US WGBI

(Hedged). Composite and benchmark data through 9/30/05. Performance is preliminary.

Relative Performance: Retail Value Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

		Growth &	Small/Mid Cap	Intl	Global
	Value(2)	Income(3)	Value(4)	Value(5)	Value(6)	Balanced(7)
3Q 05	(0.4)	(1.9)	(1.6)	1.9	1.1	(0.9)
One Year	0.3	(3.5)	(2.5)	0.7	0.4	(0.9)
Three Years	1.3	0.1	1.1	4.9	2.1	2.0
Five Years	—	(1.6)	—	—	—	3.1
10 Years	—	1.7	—	—	—	2.1

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be (0.5), 1 yr would be (1.5), 3 yr would be (0.3) and Q3 would be (0.3)

(3) vs. Large Cap Value average

(4) vs. Mid Cap Value average

(5) vs. International Multi Value average

(6) vs. Global Multi Value average

(7) vs. Balanced average.

Source: Alliance Capital and Lipper

Mutual fund performance and Lipper data through 9/30/05.

Relative Performance: Retail Growth Equity (After Fees)(1)

Retail Mutual Funds vs. Lipper Averages

				Global
	Large Cap		Mid Cap	Research	Regent
	Growth(2)	Growth(3)	Growth(4)	Growth(5)	Equity(6)
3Q 05	2.0	0.6	(1.1)	1.4	4.0
One Year	4.5	3.4	0.8	3.8	3.7
Three Years	(1.2)	0.4	10.1	3.5	5.8
Five Years	(3.0)	2.4	4.5	—	2.4
10 Years	0.0	(1.5)	(0.9)	—	3.4

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees

(2) vs. Large Cap Growth average. Formerly named Premier Growth

(3) vs. Multi Cap Growth average

(4) vs. Mid Cap Growth average

(5) vs. Global Large Cap Growth Equity average; formerly named Global Growth Trends

(6) vs. S&P 500; represents Regent separately managed account service. Net performance is inclusive of the investment management fee only; it does not include the total management fee typically associated with a managed account that may range from 2.0 - 3.0% which includes transaction costs, custodial services and investment advisory fees.

Source: Alliance Capital, Lipper, and S&P

Mutual fund performance and Lipper data through 9/30/05.

Relative Performance: Retail Fixed Income (After Fees)(1)

Retail Fixed Income Funds vs. Lipper Averages

						ACMGI-
		Americas	Emerging		Short	American
	Corporate	Gov’t	Market	High	Duration	Income-
	Bond(2)	Income(3)	Debt(4)	Yield(5)	Plus(6)	Offshore(7)
3Q 05	(0.3)	2.8	(0.1)	(0.3)	(0.0)	1.9
One Year	1.3	5.5	(2.3)	(0.2)	(0.2)	4.8
Three Years	3.9	2.4	2.8	(0.5)	(0.0)	6.8
Five Years	(0.1)	1.0	0.4	(2.1)	0.3	2.8
10 Years	0.7	5.7	(0.2)	—	0.2	2.9

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Corporate Debt Funds BBB-Rated average

(3) vs. Global Income Funds average

(4) vs. Emerging Markets Debt average

(5) vs. High Current Yield average

(6) vs. Short Investment Grade Debt average

(7) vs. Global Bond U.S. Dollar average.

Source: Alliance Capital and Lipper

Composite and benchmark data through 9/30/05. Performance is preliminary.

Absolute Performance: Private Client (After Fees)(1)

		Annualized
	3Q 05	1 Year	3 Year	5 Year
All Balanced Accounts(2)	5.0%	13.1%	14.3%	7.4%
Global Balanced Benchmark(3)	3.5%	10.9%	12.8%	2.6%

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed towards existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites is presented after investment management fees.

(2) All Balanced Accounts include those accounts w ith any combination of equity and fixed income in any percentage mix.

(3) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Lipper Intermediate Municipal Debt Fund Average.

Relative Performance: Style Blend Services (After Fees)(1)

Blend Equity Composites vs. Benchmarks

		International	Emerging Markets
	U.S. Style	Style	Style	Global Style
	Blend(2)	Blend(3)	Blend(4)	Blend(5)
3Q 05	2.9	1.4	0.0	3.9
One Year	4.2	0.9	1.7	6.1
Three Years	1.4	1.3	5.8	—
Since Inception	0.9	2.2	6.1	3.6

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) U.S. Style Blend (12/31/01) vs. S&P 500

(3) Int’l Style Blend (12/31/01) vs. MSCI EAFE

(4) EM Style Blend (12/31/01) vs. MSCI EM

(5) Global Style Blend (6/30/03) vs. MSCI World for Global products.

Composite and benchmark data through 9/30/05. Performance is preliminary.

Relative Performance: Wealth Strategies (After Fees)(1)

Retail Mutual Funds vs. Morningstar Averages

	Wealth	Balanced	Wealth
	Preservation(2)	Wealth(3)	Appreciation(4)
3Q 05	0.4	0.8	2.0
One Year	1.2	1.7	4.1
Since Inception(5)	1.3	1.0	2.1

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of mutual funds is presented after investment management fees.

(2) vs. Conservative Allocation average

(3) vs. Moderate Allocation average

(4) vs. Large Blend Average

(5) Inception date: 9/2/03

Source: Alliance Capital and Morningstar

Mutual fund performance and Morningstar data through 9/30/05.

Changes in Assets Under Management by Channel

Three Months Ended September 30, 2005

In $ Millions

	Institutional
	Investment		Private
	Management	Retail	Client	Total
Beginning of Period	$316,659	$132,030	$67,264	$515,953
Sales/New accounts	11,428	8,994	2,864	23,286
Redemptions/Terminations	(3,474)	(6,701)	(607)	(10,782)
Cash flow	(768)	221	(128)	(675)
Unreinvested dividends	—	(205)	(68)	(273)
Net inflows	7,186	2,309	2,061	11,556
Market appreciation	18,335	6,071	3,551	27,957
End of Period	$342,180	$140,410	$72,876	$555,466
% Total (end of period)	61.6%	25.3%	13.1%	100.0%
% Change from beg of period	8.1%	6.3%	8.3%	7.7%

Changes In Assets Under Management by Channel

Twelve Months Ended September 30, 2005

In $ Millions

	Institutional
	Investment		Private
	Management	Retail	Client	Total
Beginning of Period	$277,539	$152,855	$59,065	$489,459
Sales/New accounts	44,175	28,451	10,108	82,734
Redemptions/Terminations	(21,045)	(27,248)	(3,080)	(51,373)
Cash flow	(3,971)	(645)	(475)	(5,091)
Unreinvested dividends	(1)	(790)	(253)	(1,044)
Net inflows (outflows)	19,158	(232)	6,300	25,226
Net cash management sales(1)	—	(28,553)	(338)	(28,891)
Market appreciation	45,483	16,340	7,849	69,672
End of Period	$342,180	$140,410	$72,876	$555,466
% Total (end of period)	61.6%	25.3%	13.1%	100.0%
% Change from beg of period	23.3%	-8.1%	23.4%	13.5%

(1) Primarily transfer of assets from sale of Cash Management Services

Alliance Capital
Consolidated Balance Sheet

In $ Thousands

	9/30/05	12/31/04
Assets
Cash and investments	$1,279,227	$1,253,690
Cash and securities, segregated	1,445,658	1,489,041
Receivables, net	3,070,413	2,194,226
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	310,500	326,025
Deferred sales commissions, net	204,123	254,456
Other (incl. furniture & equipment)	410,163	385,235
Total Assets	$9,596,741	$8,779,330

Liabilities and Partners’ Capital
Liabilites:
Payables	$4,013,772	$3,576,395
Accounts payable and accrued expenses	283,630	275,264
Accrued compensation and benefits	650,213	326,219
Debt	407,303	407,517
Other	11,028	10,237
Total Liabilities	5,365,946	4,595,632
Partners’ Capital	4,230,795	4,183,698
Total Liabilities and Partners’ Capital	$9,596,741	$8,779,330

Alliance Capital
Consolidated Cash Flow

In $ Thousands, Unaudited

	Nine Months Ended
	9/30/05	9/30/04
Cash Flows From Operating Activities:
Net income	$578,432	$476,945
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	103,142	138,475
Amortization of deferred compensation	69,112	80,047
Other depreciation and amortization	51,081	51,304
Other, net	(15,142)	29,825
Changes in assets and liabilities	(334,319)	(163,091)
Net cash provided by operating activities	452,306	613,505

Cash Flows From Investing Activities:
Purchases of investments, net	(7,362)	(21,561)
Proceeds from sale of investments	12,265	20,054
Additions to furniture, equipment and leaseholds, net	(59,722)	(33,849)
Net cash used in investing actvities	(54,819)	(35,356)

Cash Flows From Financing Activities:
Decrease in debt, net	(150)	(93)
Distributions to partners	(588,933)	(231,901)
Other	26,645	4,212
Net cash used in financing activities	(562,438)	(227,782)

Effect of exchange rate change on cash and cash equivalents	(10,304)	1,869

Net (decrease) increase in cash and cash equivalents	(175,255)	352,236
Cash and cash equivalents at the beginning of period	1,061,523	502,858
Cash and cash equivalents at the end of period	$886,268	$855,094

Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients

1.               Institutional Investment Management services consisting of investment management services to institutional investors, including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of

•                  separately managed accounts

•                  institutional sub-advisory relationships

•                  structured products

•                  group trusts

•                  mutual fund shares

•                  other investment vehicles

2.               Retail services consisting of investment management products and services distributed to individual investors, primarily by means of

•                  retail mutual funds sponsored by Alliance Capital, its subsidiaries and affiliated joint venture companies

•                  sub-advisory relationships in respect of mutual funds sponsored by third parties

•                  separately managed account programs that are sponsored by registered broker dealers

•                  other investment vehicles

Alliance Capital Investment Management Services
(continued)

3.               Private Client services consisting of investment management services provided to private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of

•                  separately managed accounts

•                  hedge funds

•                  mutual funds

•                  other investment vehicles

4.               Institutional Research Services consisting of services to institutional investors by means of

•                  in-depth research

•                  portfolio strategy

•                  trading

•                  brokerage-related services

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